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                             SUBSCRIPTION DOCUMENTS


                           EUROWEB INTERNATIONAL CORP.


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                                 UP TO 33 UNITS

                        OFFERING PRICE: $50,000 PER UNIT

                              EACH UNIT CONSISTS OF
                          28,571 SHARES OF COMMON STOCK
                                       AND
                     28,571 COMMON STOCK A PURCHASE WARRANTS
                                       AND
                     28,571 COMMON STOCK B PURCHASE WARRANTS

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APRIL 2, 1999


                                                 EUROWEB INTERNATIONAL CORP.
                                                             445 PARK AVENUE
                                                          NEW YORK, NY 10022
                                                         TEL: (212) 758-9870
                                                         FAX: (212) 758-9896

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



                       GENERAL INSTRUCTIONS FOR INVESTORS

     INDIVIDUAL PURCHASERS. Any person over twenty-one years of age, regardless of citizenship or marital status, may purchase a Unit as an individual. (See Special Instructions for Investors on page 3). A minor may only purchase a Unit through a qualified legal guardian with the use a Purchaser Representative. A person who is single, separated, divorced or a surviving spouse may purchase as an individual and need only complete the documents for himself or herself. (Married persons living in community property states - Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Texas, Washington and Wisconsin - should note that even if they purchase as individuals, the Units may be considered community property, i.e. all property acquired by a husband and wife during their marriage is presumed to belong equally to each of the marriage partners).

     MARRIED COUPLES. A married person may purchase as an individual or as co-owner with his or her spouse. An individual purchaser should complete these forms only for himself or herself. A married couple purchasing as joint owners should provide information for both spouses, and both spouses must sign all applicable documents.

     JOINT TENANTS OR CO-TENANTS (OTHER THAN MARRIED COUPLES). Two or more friends, relatives, business associates or others may purchase as joint tenants or co-tenants. Each joint tenant or co-tenant must qualify individually as being suitable for this investment, must complete a separate Investor Questionnaire, and each must sign all applicable documents.

     CORPORATIONS. Corporate investors must provide copies of the By-laws and Articles of Incorporation. A Corporate Resolution authorizing an investment in the Units must also be provided. (A form "Certificate of Corporate Resolution" is set forth on Page 19).

     PARTNERSHIPS. A partnership should provide a copy of the partnership agreement. A general partner must complete and sign all subscription documents on behalf of the partnership. A Partnership Certificate authorizing an investment in the Units must also be provided. (A form "Partnership Certificate" is set forth on Page 21).

     TRUSTS. Trust investors must provide a copy of the trust agreement. A trust Certificate authorizing an investment in the Units must also be provided. (A form "Trust Certificate" is set forth on page 22).

         For trust investors which are not the taxpaying entities: Information should be provided for the trust and not for any individuals. A trustee must sign for the trust in a manner similar to the following: ABC Trust, Mary Roe, Trustee. The taxpayer identification number should be the number(s) for each person or entity which will be the taxpayer for this investment. If the trust is not the taxpayer for this investment, do not use the trust's taxpayer number.

         For trust investors which are the taxpaying entities: Information should be provided for the trust and not for any individuals. A trustee must sign for the trust in a manner similar to the following: ABC Trust, Mary Roe, Trustee. The trust's taxpayer identification number must be provided.

                       SPECIAL INSTRUCTIONS FOR INVESTORS



In order to subscribe for Units, each Prospective Investor must:

1. Read the Confidential Placement Memorandum in its entirety.

2. Read the State Securities Notices appearing in the Confidential Private Placement Memorandum which is applicable to the jurisdiction of the Investor's residence.

3. Complete and execute all subscription documents in accordance with the instructions set forth herein.

     Each of the following documents must be completed and signed in the manner described below. The failure to carefully complete all applicable items will delay the processing of your subscription.

     THE SUBSCRIPTION AGREEMENT (page 12) must be completed by each Investor prior to the sale of Units and it MUST BE SIGNED BY THE INVESTOR ON PAGE 17.

     If a Purchaser Representative is designated by the Investor, THE PURCHASER REPRESENTATIVE CERTIFICATE (page 9) must be completed by the Investor's Purchaser Representative and delivered to the Investor prior to any sale of Units. A copy of the complete Purchaser Representative Certificate must also be provided to the Company.



     THESE DOCUMENTS TOGETHER WITH A CHECK FOR THE FULL PURCHASE PRICE OF THE UNITS SHOULD BE DELIVERED TO EUROWEB INTERNATIONAL CORP. 445 PARK AVENUE, NEW YORK, NY 10022.


                PLEASE MAKE YOUR SUBSCRIPTION CHECKS PAYABLE TO:

                         "EUROWEB INTERNATIONAL CORP.."

                      CONFIDENTIAL PURCHASER QUESTIONNAIRE

Purpose of this Questionnaire

         Up to 33 Units, each Unit consisting of 28,571 shares of Common Stock, 28,571 Common Stock A Purchase Warrants and 28,571 Common Stock B Purchase Warrants of EuroWeb International Corp., a Delaware corporation (the "Company"), are being offered pursuant to a Confidential Private Offering Memorandum of the Company dated April 2, 1999, without registration under the Securities Act of 1933, as amended (the "Act"), or the securities laws of some states, in reliance on the private offering exemptions contained in Sections 3(b), 4(2) and/or 4(6) of the Act and/or in Rule 506 of the General Rules and Regulations under the Act ("Rule 506"), and in reliance on similar exemptions under applicable state laws. The Company must determine that an organization meets certain suitability requirements before selling (or, in some states, offering) Units to such entity. This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy Units or any other security.

         THE COMPANY WILL NOT OFFER OR SELL UNITS TO ANY CORPORATION, TRUST, PARTNERSHIP OR SIMILAR ENTITY UNLESS A QUESTIONNAIRE HAS BEEN DULY COMPLETED ON BEHALF OF SUCH ENTITY, AND ON THE BASIS OF THE INFORMATION SET FORTH THEREIN THE COMPANY HAS CONCLUDED THAT THE ENTITY IS AN "ACCREDITED INVESTOR."

INSTRUCTIONS

         One (1) copy of this Questionnaire should be completed, signed, dated and delivered to EuroWeb International Corp., 445 Park Avenue, New York, NY 10022. Please contact Frank R. Cohen, Counsel to EuroWeb International Corp.,
(212) 758-9870 if you have any questions with respect to the Questionnaire.

     PLEASE ANSWER ALL QUESTIONS. If the appropriate answer is "None" or "Not Applicable," so state. Please print or type your answers to all questions. Attach additional sheets if necessary to complete your answers to any item.

         Your answers will be kept strictly confidential at all times; however, the Company may present this Questionnaire to such parties as it deems appropriate in order to assure itself that the offer and sale of the Units will not result in a violation of the registration provisions of the Act or a violation of the securities laws of any state.

                                  PLEASE PRINT
Name:
                   ------------------------------------------------------------
Address:
                   ------------------------------------------------------------
Occupation:
                   ------------------------------------------------------------
Business Address:
                   ------------------------------------------------------------
Tel:  (    )
      -------------------------------------
SS or Tax I.D. Number:
                    -----------------------------------------------------------

1. Set forth in the space provided below the state(s) in which you have maintained your principal residence during the past three (3) years and the dates during which you resided in each state.

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2. Do you maintain residence in any other state: If yes, in which state(s)?

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3. In which states, if any, do you pay state income taxes?

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4. In which states, if any, do you hold a presently valid driver's license?

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5. What is your present age?

6. My gross income from all sources, without regard to this investment, is in excess of: (check one)


1996  (actual)             $75,000              $100,000              $200,000
                 --------             --------            ---------

1997  (actual)             $75,000              $100,000              $200,000
                 --------             --------            ---------

1998  (estimated)          $75,000              $100,000              $200,000
                 --------             --------            ---------


7. My net worth (total assets minus total liabilities) without regard to this investment, is in excess of: (check one)

          $75,000             $100,000             $250,000               $1,000,000, inclusive of
---------         ----------           -----------         ------------
home, home furnishings and automobiles

8. If the investment will be in the name of a partnership or corporation, answer the following:

Type of Entity:
               ----------------------------------------------------------------

Date of Formation: ------------------------------------------------------------

Number of Shareholders or Partners:
                                   --------------------------------------------


Net Worth:  $
               ----------------------------------------------------------------
Net Income for:  1996  $             1997  $              1998 Est. $
                        ----------          -----------              ----------

For a corporation, please attach a copy of Corporate Resolution.
Attached:                      Yes                     No
         -----------------        ----------              ---------

NOTE: IF A CORPORATION, THE AGENT OF THE CORPORATION WHO WILL BE RESPONSIBLE FOR MAKING THE DECISIONS TO PURCHASE THE NOTES MUST COMPLETE THE INVESTOR QUESTIONNAIRE.

For a partnership, please attach a copy of the Partnership Agreement.
Attached:                      Yes                      No
         -----------------        ----------              ----------

NOTE: IF A PARTNERSHIP, EACH PARTNER MUST COMPLETE AN INVESTOR QUESTIONNAIRE OR THE MANAGING PARTNER(S) WILL COMPLETE A QUESTIONNAIRE IN THE AGGREGATE
FOR THE PARTNERSHIP.

9. If the investment will be in the name of a trust or estate, answer the following:
Type of Entity:
                ---------------------------------------------------------------
Date of Formation:
                  --------------------------------------- ---------------------
Number of Beneficiaries:
                        -------------------------------------------------------
Net Worth:  $
              -------------------------------------------
Net Income for:  1996  $             1997  $            1998 Est. $
                        ---------           ----------             -----------


For a trust, please attach a copy of instrument creating trust.
Attached:                      Yes                      No
         -----------------        ----------              ----------


NOTE:  EACH TRUSTEE AND EXECUTE OR MUST COMPLETE AN INVESTOR QUESTIONNAIRE.

10. Please describe your educational background, including dates of attendance and degrees obtained.

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                                      - 6 -

11. Please describe briefly your present occupation. Also please describe the principal positions you have held and nature of your activities in such positions during the last five (5) years. Specific employers need not be identified. What is sought is a sufficient description to enable the Company to determine the extent of your vocational related experience in financial and business matters:

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12. My prior investment experience is as follows:

           (i)    Investments in stocks and bonds:  Yes           No
                                                        --------      ---------

          (ii) Investments in new ventures and start-up companies:

         (iii) % of my net worth, exclusive of home, home furnishings and automobiles, is in investments which are not liquid, such as the Notes.

          (iv) % of my net worth, exclusive of home, home furnishings and automobiles, constitutes liquid assets (cash or assets readily convertible to cash).

           (v) Please indicate the frequency of your investment in marketable securities:

                  (  )  often;  (  )  occasionally;  (  ) seldom:  (  )  never

          (vi) Please indicate the frequency of your investment in unmarketable securities:

                  (  )  often;  (  )  occasionally;  (  ) seldom:  (  )  never

         (vii) Please indicate the cumulative amount of your investment in nonmarketable securities:

   Securities such as Stock            up to $50,000        ----------

                                       $50,000 to $150,000
                                                             ---------
                                       over $150,000
                                                             ---------

   New Venture Investments             up to $50,000
                                                             ---------
                                       $50,000 to $150,000
                                                             ---------
                                       over $150,000
                                                             ---------
                  Other                up to $50,000
                                                             ---------
                                       $50,000 to $150,000
                                                             ---------
                                       over $150,000
                                                             ---------

         The above information supplied by me is true and correct in all respects and I recognize that the Company is materially relying on the truth and accuracy of such information.

         IN WITNESS WHEREOF, I have executed the Questionnaire this
                day of          , 1999

                      SELECTION OF PURCHASER REPRESENTATIVE



         To invest in the Units that are being offered herewith, each Investor must meet one of the following conditions:

1.       Be an experienced and sophisticated investor;

         OR

2. Be advised by a qualified Purchaser Representative.

         A Purchaser Representative is an individual (accountant, attorney or other professional advisor) who assists an Investor in evaluating the merits and risks of the investment. Selection of a Purchaser Representative is generally optional but may be required by the Placement Agent for those Investors with limited investment experience.

         If an Investor prefers to use a Purchaser Representative, a questionnaire must be completed by the Purchaser Representative relating to the representative's investment experience and sophistication. Additional information about Purchaser Representatives can be obtained from the Placement Agent.

         A Purchaser Representative Certificate is attached.

                           EUROWEB INTERNATIONAL CORP.

                      PURCHASER REPRESENTATIVE CERTIFICATE


                  The undersigned has been named by ("Subscriber") as a person with whom the Subscriber will consult or upon whose advice the Subscriber will rely, in evaluating the merits and risks of an investment in the Units of EUROWEB INTERNATIONAL CORP., a Delaware corporation (the "Company"), described in the Private Placement Memorandum dated April 2, 1999.

                  (i) The Undersigned is not an affiliate, officer, employee or beneficial owner of 10% or more of any equity interest of the Company or of any entity owned or controlled by, or affiliated with, the Company.

                  (ii) Described below are all material relationships between the undersigned (or any affiliates of the undersigned) and the Company, or any of its affiliates which now exist, which are presently contemplated to exist in the future, or which have existed at any time during the past two years, and any compensation received or to be received as a result of such relationship or the sale of Units.


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(This item must be completed. If the named advisor has not been involved in any such dealings, state "NONE").

                  (iii) The undersigned is primarily engaged in the following business or profession (registered investment advisor or registered broker/dealer or the representative of a registered broker/dealer or the active practice of law or accountancy):


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                         (This item must be completed.)

                  (iv) The undersigned had has not either previously invested in, or advised others with respect to investments in similar types of securities or businesses as that of the Company.

                                            (Check appropriate answer)

                  (v) The undersigned has such knowledge and experience in financial and business matters that the Undersigned is capable of evaluating the merits and risks of an investment in the Company and of making an informed investment decision.



Name or Representative                            Signature


Dated:

                             SUBSCRIPTION AGREEMENT

EuroWeb International Corp.
445 Park Avenue
New York, NY 10022

Gentlemen:

                  1. Pursuant to the terms of the offer contained in the Company's Confidential Private Offering Memorandum dated April 2, 1999 Memorandum, including the exhibits and attachments thereto, being hereinafter called the "Memorandum"), the undersigned hereby tenders this subscription and applies for the purchase of the number of Units set forth on the signature page of this agreement, each Unit consisting of 28,571 shares of Common Stock, 28,571 Common Stock A Purchase Warrants and 28,571 Common Stock B Purchase Warrants of EuroWeb International Corp.(the "Company"), at a purchase price of $50,000 per Unit. Partial Units may be purchased in the discretion of EuroWeb International Corp. Together with this Subscription Agreement, the undersigned is delivering to the Company a check payable to " EuroWeb International Corp." in the full amount of the purchase price for the Units which the undersigned is subscribing for pursuant hereto or funds by wire transfer to such account as instructed by the Company's attorney for this Offering, Cohen & Cohen.

                  2. Representations and Warranties. In order to induce the Company to accept this subscription, the undersigned hereby represents and warrants to, and covenants with, the Company as follows:

                     (i) The undersigned has received and carefully reviewed the Memorandum, and except for the Memorandum, the undersigned has not been furnished with any other materials or literature relating to the offer and sale of the Units;

                    (ii) The undersigned has had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Company and the offering, and all such questions, if any, have been answered to the full satisfaction of the undersigned;

                   (iii) The undersigned has such knowledge and expertise in financial and business matters that the undersigned is capable of evaluating the merits and risks involved in an investment in the Units;

                    (iv) The Confidential Purchaser Questionnaire being delivered by the undersigned to the Company simultaneously herewith is true, complete and correct in all material respects; and the undersigned understands that the Company has determined that the exemption from the registration provisions of the Securities Act of 1933, as amended (the "Act"), which is based upon non-public offerings are applicable to the offer and sale of the Units, based, in part, upon the representations, warranties and agreements made by the undersigned herein and in the Confidential Purchaser Questionnaire referred to above;

                     (v) Except as set forth in the Memorandum, no representations or warranties have been made to the undersigned by the Company or any agent, employee or affiliate of the Company and in entering into this transaction the undersigned is not relying upon any information, other than that contained in the Memorandum and the results of independent investigation by the undersigned;

                    (vi) The undersigned understands that (A) neither the Common Stock nor the Common Stock A and B Purchase Warrants comprising the Units have been registered under the Act or the securities laws of any state, based upon an exemption from such registration requirements for non-public offerings pursuant to exemptions from registration under the Act; (B) the Units are and will be "restricted securities", as said term is defined in Rule 144 of the Rules and Regulations promulgated under the Act; (C) the Units may not be sold or otherwise transferred unless they have been first registered under the Act and all applicable state securities laws, or unless exemptions from such registration provisions are available with respect to said resale or transfer; (D) except as set forth below, the Company has no obligation to register the Units under the Act or any state securities laws, or to take any action to make any exemption from any such registration provisions available; (E) the certificates for the Common Stock and Warrants will bear a legend to the effect that the transfer of the securities represented thereby is subject to the provisions hereof; and (F) stop transfer instructions will be place with the transfer agent for the Common Stock.

                   (vii) The undersigned is acquiring the Units solely for the account of the undersigned, for investment purposes only, and not with a view towards the resale or distribution thereof;

                  (viii) The undersigned will not sell or otherwise transfer any of the Units or any interest therein, unless and until (i) said Common Stock shall have first been registered under the Act and all applicable state securities laws; or (ii) the undersigned shall have first delivered to the Company a written opinion of counsel (which counsel and opinion (in form and substance) shall be reasonably satisfactory to the Company), to the effect that the proposed sale or transfer is exempt from the registration provisions of the Act and all applicable state securities laws:

                    (ix) The undersigned has full power and authority to execute and deliver this Subscription Agreement and to perform the obligations of the undersigned hereunder; and this Subscription Agreement is a legally binding obligation of the undersigned in accordance with its terms; and

                     (x) The undersigned is an "accredited investor," as such term is defined in Regulation D of the Rules and Regulations promulgated under the Act.

                  3. Registration Rights. The holders of the Units purchased in this Offering may require the Company, to include such securities in any registration or registrations of securities under the Act and under applicable state securities laws effected by the Company upon the request of such holders, until all of the Shares have been covered by at least one registration statement which has remained effective for a consecutive period of not less than nine months. The Company will not be obligated to include any Securities in a registration if the managing underwriter for the public offering advises the Company that such inclusion would interfere with the orderly sale of the securities to be publicly offered.

         The Company will bear the expenses of such registration discussed above, other than underwriting discounts and commissions attributable to the Securities sold by investors thereunder, fees and expenses of counsel for the investors who sell such Securities and transfer taxes payable by such sellers. The Company will indemnify the sellers and any underwriters against claims and losses due to material misstatements or omissions contained in the registration statement other than misstatements or omissions based on information provided by such sellers. Each seller of Securities will indemnify the Company and the underwriters thereof against claims and losses due to material misstatements or omissions contained in the registration statement based on information provided by such seller.

         Except as provided above, the Company will not have any obligation to register the Securities under the Securities Act of 1933 or any state securities laws.

                  4. The undersigned understands that this subscription is not binding upon the Company until the Company accepts it, which acceptance is at the sole discretion of the Company and is to be evidenced by the Company's execution of this subscription Agreement where indicated. This Subscription Agreement shall be null and void if the Company does not accept it as aforesaid.

                  5. The undersigned understands that the Company may, in its sole discretion, reject this subscription and, in the event that the offering to which the Memorandum relates is oversubscribed, offer partial Units or reduce this subscription in any amount and to any extent, whether or not pro rata reductions are made of any other investor's subscription.

                  6. The undersigned agrees to indemnify the Company and hold it harmless from and against any and all losses, damages, liabilities, costs and expenses which it may sustain or incur in connection with the breach by the undersigned of any representation, warranty or covenant made by it herein.

                  7. Neither this Subscription Agreement nor any of the rights of the undersigned hereunder may be transferred or assigned by the undersigned.

                  8. This Subscription Agreement (i) may only be modified by a written instrument executed by the undersigned and the Company; and (ii) sets forth the entire agreement of the undersigned and the Company with respect to the subject matter hereof; and (iii) shall inure to the benefit of, and be binding upon the company and the undersigned and its respective heirs, legal representatives, successors and assigns.

                   9. Unless the context otherwise requires, all personal pronouns used in this Subscription Agreement, whether in the masculine, feminine or neuter gender, shall include all other genders.

                  10. All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or mailed by certified or registered mail, return receipt requested, postage prepaid, as follows: if to the undersigned, to the address set forth in the Confidential Purchaser Questionnaire referred to above; and if to the Company, to EuroWeb International Corp., 445 Park Avenue, New York, NY 10022, or to such other address as the Company or the undersigned shall have designed to the other by like notice.


                  IN WITNESS WHEREOF, the undersigned has executed this
          Subscription Agreement this day of          , 1999.

                             SUBSCRIPTION AGREEMENT

EuroWeb International Corp.
445 Park Avenue
New York, NY 10022

Ladies and Gentlemen:

                  The undersigned hereby tenders to EuroWeb International Corp. (the "Company") this subscription agreement ("Subscription Agreement"), and applies to purchase at $50,000 per Unit, the number of Units set forth on the signature page of this Subscription Agreement, each Unit consisting of 28,571 shares of Common Stock of the Company (the :Common Stock") 28,571 Common Stock A Purchase Warrants of the Company, and 28,571 Common Stock B Purchase Warrants of the Company (such warrants being referred to collectively as the "Purchase Warrants").

                  This Subscription Agreement consists of, and incorporates fully in all respects, all of the terms and conditions of a form of subscription agreement (the "Original Subscription Agreement") previosuly submitted to the undersigned by the Company (a copy of which is attached hereto and incorporated by reference herein), in connection with the delivery of the Company's Confidential Private Offering Memorandum dated April 2, 1999 (the "Offering Memorandum"), OTHER THAN paragraph "3. Registration Rights." Paragraph 3 of the Original Subscription Agreement is deleted in its entirety, and the following paragraph 3 is substituted in lien thereof:

                  3. Registration Rights. In consideration of the purchase in this Offering by the undersigned of one or more Units, and in recognition of the financial benefits to the Company in connection therewith, the Company hereby agrees that the undersigned shall have the rights with respect to the registration and sale of the securities comprising the Units (collectively referred to as "Securities"), which are set forth in this paragraph 3. In connection with the rights so provided, the Company will bear the expenses of such registration other than underwriter discounts and commissions attributable to the Securities sold by investors thereunder, fees and expenses of counsel for the investors who sell such Securities, and transfer taxes payable by such sellers. The Company will indemnify the sellers and any underwriters against claims and losses due to material misstatements or ommissions in the registration statement other than misstatements or omissions based on information provided by such sellers. Each seller of Securities will indemnify the Company and the underwriters against claims and losses due to material misstatement or omissions in the registration statement based on information provided by such seller.

                  (i) Standing Registration. Not more than fourteen days after the completion of the Offering of the Units in accordance with the terms of the Offering Memorandum, the Company shall file with the U.S. Securities and Exchange Commission (the "SEC") and applicable state securities regulators, a registration statement covering the public offering and sale of all of the Securities (both the Common Stock, the Purchase Warrants, and the Common Stock issuable upon the exercise of the Purchase Warrants) issued by the Company in the Offering. The Company shall cooperate with the SEC in its review and approval of such registration statement, and will use all reasonable efforts to diligently pursue the effectiveness of such registration statement at the earliest possible date. The Company shall use every reasonable effort to maintain the effectiveness of such registration statement for thirty-eight months after the date upon which it first become effective. In furtherance thereof, the Company shall amend the registration statement from time to time in accordance with applicable legal requirements, and shall prepare and file all require public reports under applicable securities laws. THE COMPANY ACKNOWLEDGES THAT THE REGISTRATION OF THE SECURITIES, AND THE CONTINUED STATUS OF THE SECURITIES AS REGISTERED SECURITIES, IS A MATERIAL FACTOR IN THE DECISION OF THE UNDERSIGNED TO PURCHASE A UNIT. In furtherance thereof, the Company will take all reasonable steps which are required in order for its common stock to continue to be traded in the NASDAQ System; for its Purchase Warrants to be listed on the NASDAQ System if and when such warrants so quality and, if not so qualified, for its Purchase Warrants to be listed on the NASDAQ bulletin board if and when such warrants so qualify, and the Company agrees to cooperate in the effort of any holder of Securities to accomplish the same.

                  (ii) Registration by Request. Nothwithstanding the foregoing paragraph (i), if at any time during the thrity-eight month period set forth in the preceding paragraph, a registration statement covering all Securities is not currently in effect under any applicable securities law, the holder or holders of Units purchased in this Offering may require the Company to promptly prepare and file a registration or registrations of Securities of the Company under the Act and under applicable state securities laws (a "Request for Registration"). Upon receipt of a Request for Registration, the Company shall notify all other holders of Units purchased in this Offering of the receipt of such Request for Registration, and shall include in such registration statement any Securities of such holders which the holder(s) request that the Company so register.

                  (iii) "Piggy-Back" Registration. Notwithstanding the foregoing paragraphs (i) and (ii), if at any time during the forty-eight month period following the completion of the Offering, a registration statement covering all of the Securities is not currently in effect, and the Company proposes to file any resistration statement covering any of its Securities, the Company shall notify all other holders of Units purchased in this Offering of its intention to file such a registration statement. Upon receipt of such notice of an intent to file a registration statement, the holder or holders of Units purchased in this Offering may require th Company to include in such registration statement any Securities of such holders which the holder(s) request that the Company so register.

                  (iv) Determental Impact on Warrant Holders. The Company hereby agrees that it will not issue any additional warrants or rights to acquire shares of Common Stock while the Purchase Warrants are outstanding without the consent of the holders of a holders of 75% of the Purchase Warrants then outstanding, nor will the Company register any currently issued and outstanding warrants or rights to acquire Common Stock which the Purchase Warrants are outstanding.

                  IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this _____ day of April, 1999.

                                 SIGNATURE PAGE


Organization Signature:                          Individual Signature:

----------------------------                     -------------------------

Print Name of Subscriber


By:-------------------------                     -------------------------
                                                      Signature(s)

         --------------------------              -------------------------
         Print Name and Title of                 Print Name(s)
         Person Signing

                                                  -------------------------
                                                  Print Name(s)
Number of Units Subscribed for:

             (Please print information below exactly as you wish it
                    to appear in the records of the Company)


---------------------------------------        -------------------------------
Name and capacity in which subscription        Social Security Number of
is made - see below for particular             Individual or other
requirements                                   Taxpayer I.D. Number


Address                                        Address for notices if different:


---------------------------------------        --------------------------------


---------------------------------------        ---------------------------------
Number and Street                              Number and Street


---------------------------------------        ---------------------------------
City                     State      Zip        City            State         Zip


Please indicate form of ownership:


------------------------------                 ---------------------------------
TENANTS-IN-COMMON                              JOINT TENANTS WITH RIGHT OF
(Both Parties must sign above)                 SURVIVORSHIP
                                               (Both Parties must sign above)

                           ACCEPTANCE OF SUBSCRIPTION



                  The foregoing subscription is hereby accepted by EuroWeb
          International Corp., this day of          , 1999, for       Units.


                                    EUROWEB INTERNATIONAL CORP.



                                    By: -------------------------
                                        Frank R. Cohen
                                        Chairman of the Board

                       CERTIFICATE OF CORPORATE RESOLUTION
                (FOR CORPORATE INVESTORS TO BE COMPLETED ONLY IF
                   A UNIT IS TO HELD IN A CORPORATION'S NAME)



CERTIFICATE OF
(the "Corporation")                                      (Name of Corporation)


         The undersigned certifies that he/she is the Secretary of the Corporation and that, as such, he/she is authorized to execute this Certificate on behalf of the Corporation, and further certifies that:

         (a) At a meeting of the duly elected Board of Directors of the Corporation duly called, convened and held on 19 at which a quorum was present and acting throughout, the following resolutions were duly adopted:

         "RESOLVED, that the Corporation be, and it hereby is authorized and directed to make an investment of $ for Units consisting of shares of Common Stock and Warrants of EuroWeb International Corp. pursuant to the terms of the attached Subscription Agreement.

         FURTHER RESOLVED, that in payment for such a Unit any of the following officers be, and each of them, hereby is, authorized, empowered and directed to issue, or have issued, and deliver a check in the amount of $ .

         Name                  Title                              Signature
         ------------------------------------------------------------------






         FURTHER RESOLVED that any of the foregoing officers of the Corporation be, empowered and directed to execute any documents required and to take all other actions necessary or appropriate to carry out the intent of these resolutions including, but not limited to, completing an Investor Questionnaire and executing the Subscription Agreement.

         (b) Such resolutions have not been rescinded, amended or changed in any respect, and are in full force and effect on the date hereof.

         (c) Each of the foregoing officers now is and at all times since the date of such resolutions and the date of the subscription of the Corporation for a Unit, and the completion and execution of all necessary documents to effect such subscription has been a duly elected, qualified and acting officer of the Corporator, holding the office of the Corporation set opposite his name, and the signature of each such person appearing opposite the name is a true signature.

         (d)      The Corporation was incorporated under the laws of the State
 of                  and commenced business on                         .

         (e) A true and correct copy of the Articles of Incorporation and Bylaws of the Corporation is attached hereto and that, as of the date hereof, the Articles of Incorporation and Bylaws have not been amended (except as to any attached amendments) or revoked and are still in full force and effect.

         WITNESS the seal of the Corporation and the signature of the undersigned on the date hereof.

DATE:          , 1999.



                               Name of Corporation


                               Signature of Authorized Officer:


                               --------------------------------
                               Name:
                               Title:

                             PARTNERSHIP CERTIFICATE

               (FOR PARTNERSHIP INVESTORS TO BE COMPLETED ONLY IF
                    A UNIT IS TO BE HELD IN PARTNERSHIP NAME)


CERTIFICATE OF
(the "Partnership")                                   (Name of the Partnership)
      The undersigned, constituting all of the general partners of the Partnership, a state) limited/general (strike one) partnership, hereby certify as follows:

1. That the Partnership was established pursuant to a partnership agreement
dated and commenced business on             .
2. That a true and correct copy of the Partnership Agreement is attached hereto and that, as of the date hereof, the Partnership Agreement has not been amended (except as indicated by attached amendments) or revoked and is still in full force and effect. 3. That as the general partners of the Partnership, we have determined that the investment in, and purchase of Units consisting of shares of Common Stock and Warrants of EuroWeb International Corp. is of benefit to the Partnership and have determined to make such investment on behalf of the Partnership. 4. That any of the undersigned general partner(s) of the Partnership has been duly authorized and empowered to execute and deliver the various documents required to evidence the Partnership's investment, and to take such other actions to effect the Partnership's investment, and that all such documents and actions have been duly executed and/or ratified and are binding on the Partnership. 5. That each general partner of the Partnership executing this Partnership Certificate has been furnished with and reviewed the Private Placement Memorandum.

      IN WITNESS WHEREOF, we have executed this Certificate as the general partners of the Partnership on the date hereof and declare that it is truthful and correct on the date hereof.

DATE:           , 1999

                                                  Name of Partnership


                                                  General Partner

                                         By:      -------------------------
                                                  General Partner

                                         By:      -------------------------
                                                  General Partner

                                TRUST CERTIFICATE

                  (FOR TRUST INVESTORS TO BE COMPLETED ONLY IF
                       A UNIT IS TO BE HELD IN TRUST NAME)


CERTIFICATE OF
(the "Trust")                                             (Name of the Trust)
      The undersigned, constituting all of the Trustees of the Trust, hereby certify as follows:
1. That the Trust was established pursuant to a Trust Agreement dated . 2. That a true and correct copy of the Trust Agreement and a true and correct copy of all other documents relating to the powers, authorities and limitations of the Trustee(s) are attached hereto and that, as of the date hereof, the Agreement and such other documents has not been amended (except as indicated by attached amendments) or revoked and is still in full force and effect.
      That, if the Trustee(s) was (were) appointed by a court, the attached certificate evidencing the appointment of the trustee(s), is a true and correct copy of such certificate. 3. That as the Trustee(s) of the Trust, we have determined that the investment in, and purchase of Units consisting of shares of Common Stock and Warrants of EuroWeb International Corp. is of benefit to the Trust and have determined to make such investment on behalf of the Trust. 4. That any of the undersigned is (are) all of the Trustee(s) of the Trust, which is still in existence, with due authority to make such investment on behalf of the Trust and to legally bind the Trust. 5. That the Trust executing the Subscription Documents and taking such other necessary actions to effect the investment of the trust is authorized and empowered to do so and all such documents and actions are hereby ratified and are binding on the Trust.
      IN WITNESS WHEREOF, we have executed this Certificate as the Trustee(s) of the Trust on the date hereof and declare that it is truthful and correct on the date hereof.

DATE:            , 1999

                                  Name of Trust

                                                     By:
                                                        -----------------------
                                     Trustee

                                                     By:
                                                        -----------------------
                                     Trustee

                                                     By:
                                                        -----------------------